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                                                                    EXHIBIT 10.6

                                BARCLAYS CAPITAL

To:      Madison Energy France S.C.S.
         (formerly Madison/Chart Energy S.C.S.) ("MEF")
         (the "BORROWERS' AGENT")

To:      Madison Oil Company Europe ("MOCE")
         Madison Oil France S.A. ("MOF")
         Madison Energy France S.C.S.
         (the "BORROWERS")

To:      Madison Oil Company ("MOC")
         Madison Petroleum Inc. ("MPI")
         Madison Oil Company Europe
         Madison Oil France S.A.
         Madison Energy France S.C.S.
         Madison (Turkey) Inc ("MADISON TURKEY")
         Madison Oil Turkey Inc ("MOTI")
         (the "GUARANTORS")

                                                                  19th May, 2003

Dear Sirs,

                         MANAGEMENT AND WORK FEE LETTER

This is the Management and Work Fee Letter, referred to in the waiver letter dated 19th May, 2003 (the "MAY WAIVER LETTER"), between those parties listed above and the Arranger, as referred to in the credit agreement dated 30th March, 2001 (the "CREDIT AGREEMENT"). This Management and Work Fee Letter sets out the amount and due dates of certain fees to be paid to the Arranger.

In this letter, terms defined or used in the Credit Agreement and the May Waiver Letter have the same meanings as in the Credit Agreement and the May Waiver Letter.

1.       MANAGEMENT FEE

In consideration of the extraordinary management time and resource costs incurred by the Facility Agent in respect of the continuing amendments and negotiations concerning the Finance Documents, the parties listed above to this letter agree to pay to the Facility Agent a fee of $25,000 per month beginning on 31st May, 2003 and then on the last Business Day of each following month until the earlier of (i) the Settlement Date as defined in the letter dated on or about the date of this letter and entitled the Settlement Fee Letter and (ii) such time as the ratio of Relevant NPV to Total Indebtedness exceeds 1.5:1.

2.       PAYMENTS

All payments under this letter shall be made in Dollars to such bank account as the Arranger may specify from time to time, which shall be the following until further notice:

Barclays Bank PLC
75 Wall Street
New York
SWIFT Address
BARC US 33

Account:                   GSU re Agency Loans
Account Number:            050036211
ABA Number:                026002574
Reference:                 GSU/Madison Management and Work Fee.

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3.       CREDIT AGREEMENT

The terms of the Credit Agreement (and in particular Clauses 9.3, 10.5, 10.6, 11, 22.3, 23, 25, 27.3, 30, 32, 35) shall apply in respect of this Management Letter (except to the extent inconsistent with the terms of this letter) regardless of whether any Loan or other amount is still outstanding, or any Commitment is still in force, under the Credit Agreement;

4.       DESIGNATION AS A FINANCE DOCUMENT

This letter is a Finance Document.

5.       GOVERNING LAW

This Management Work Fee Letter is governed by English Law.

Please countersign this letter (or a copy of it) where marked below to confirm your agreement to its terms.

Yours faithfully,

/s/ STEVEN FUNNELL

For and on behalf of
BARCLAYS BANK PLC
acting through its investment banking division
BARCLAYS CAPITAL

We agree to the above:

We agree with the above.

BORROWERS' AGENT

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

BORROWERS

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: May 19, 2003

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/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

GUARANTORS

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON OIL COMPANY
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON PETROLEUM INC
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON OIL FRANCE S.A.
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON (TURKEY) INC
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
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ON BEHALF OF MADISON OIL TURKEY INC
Date: May 19, 2003

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